CREDIT CARD CONNECTION SERVICES AGREEMENT
                                 No: SBC-CCCOl

AN AGREEMENT FOR CREDIT CARD PROCESSING SERVICES made the 15 November, 2001 between

      TCS (CANADA) LIMITED, a Company incorporated under the laws of Ontario, with registered offices located at 700 Dorval Drive, Suite 202, Oakville, Ontario, Canada, L6K 3V3, (hereinafter referred to as "TCS") and

      SECURITY BANCORP INC., a Company incorporated under the laws of Alberta, with registered offices located at Bldg F, Unit 3, 5508 1s' Street SE, Calgary, Alberta, Canada, T2H 2W9 (hereinafter referred to as the "Customer").

      (the "Extension Agreement")

SCOPE

A. Customer has signed TCS's Connection Services Agreement ("Master Agreement") for provision of TCS IDP Service to Customer.

B. TCS is now providing credit gateway services to allow Customer to provide credit card -related transactional services (including for example, credit card authorization, EFT and credit card settlement) to its end users generally ("Credit Card Services").

C. Customer desires to obtain Credit Card Services from TCS.

1.    Master Agreement and Credit Card Agreement.

1.1   Definitions

All the terms and definitions referenced in the Master Agreement are incorporated by reference in the Credit Card Agreement. To the extent there is any conflict between the Credit Card Agreement and the Master Agreement, the Master Agreement shall prevail to the extent necessary to resolve any inconsistency. The following definitions also apply:

(a) "Eligible Terminals" means a terminal [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] or [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] by the Customer or a third party under contract with Customer, where Customer has advised TCS [CONFIDENTIAL PORTION

      DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] that such terminal is [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] and which meets the requirements and standards described in Schedule A attached hereto.

(b) "Switch" means the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] operated by TCS for the purposes of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] and to the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION].

2.    Credit Card Services

      2.1   Service Provider

            TCS agrees to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] the Customer's [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] to the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] and to enable such [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] to be delivered to Customer's end-users.

      2.2   User Fee

            (i) Customer will be charged a [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] (whether such transactions are [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] or [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION]) for any transactions processed by way of the [CONFIDENTIAL


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                  PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES &
                  EXCHANGE COMMISSION]. Customer will [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] to enroll all [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] on the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION]. Changes to the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] will be on [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] of the parties. Further details on the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] are as set out in Schedule B.

            (ii) Customer may [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] its end users [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION], in its [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION], with respect to the Credit Card Services.

            (iii) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE
                  SECURITIES & EXCHANGE COMMISSION] of the end of the calendar month, TCS will [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] a report to Customer with respect to Credit Card Services transactions carried out by Customer's end users.

            (iv) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] by Customer to TCS on [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] of Credit Card Services shall be [CONFIDENTIAL PORTION


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                  DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE
                  COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION], and to obtain payment TCS will [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] the amount of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] or any part thereof from, or [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] of such [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] or any part thereof against, any and all [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] on behalf of the Customer from the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] processed through the Customer's [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] on [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] of IDP transactions.

            (v) If the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] of the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] of Credit Card Services exceeds the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] to the Customer, the Customer will provide TCS, at its [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION], with the authority to [CONFIDENTIAL PORTION DELETED AND


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                  FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION]
                  from the Customer's Account to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] and the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] to the Customer.

            (vi) If the Customer fails to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] any of the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] of Credit Card Services or [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] of any nature [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] by it hereunder on the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] therefore, the Customer shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] on such [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] in the same [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] as such [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] is [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] before and after [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] until [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] in [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] at [CONFIDENTIAL PORTION DELETED


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                  AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE
                  COMMISSION] equal to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] on a [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] year and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] in [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION], with [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] on [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION]at the same [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION].

2.3 Covenants with respect to the Credit Card Service

      TCS covenants and agrees that:

      (i)   it shall comply in all respects with all of

            (a) the agreements, terms and conditions set forth in this Agreement; and

            (b) TCS shall ensure that their systems are maintained compliant with all relevant Card Brand Associations to the best of their ability.

      (ii) for the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] by the Customer it shall provide [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] for credit card transactions [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] at Eligible Terminals [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] on behalf of the Customer;


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

      (iii) it shall provide by [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] defined and mutually agreed to from time to time by TCS and the Customer, such [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] as are defined in Schedule "F" attached hereto;

      (iv) it shall provide [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] to a [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] which will allow the Customer to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] pertaining to their Eligible Terminals in accordance with Schedule "H" attached hereto.

3.    Customer Obligations

3.1   Customer Covenants

The Customer covenants and agrees:

      (i)   to comply in all respects with all of

            (a) the agreements, terms and conditions set forth in this Agreement; and

            (b) all relevant Card Brand Associations to the best of their ability.

      (ii) that the Customer shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] out of this agreement [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] by the Customer under the laws of Canada;

      (iii) that the Customer shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] related to the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] of its


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

            [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] operated by TCS on the Customer's behalf and that TCS shall not, at any time or in any way or in any manner whatsoever, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION], or [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION], or [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] Customer's Terminals;

      (iv) that TCS shall not, at any time or in any way or in any manner whatsoever, be [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION], or [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] or [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] of a Customer's Eligible Terminals;

      (v) that the Customer shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] TCS for [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] incurred by TCS's personnel during any on [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] execution of this contract. These [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] shall be [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] by the Customer and shall include, but not be limited to, the following:

            [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE
                  SECURITIES & EXCHANGE COMMISSION] in the execution of this Agreement
            - [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] which might occur.

All [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] shall be [CONFIDENTIAL


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PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION]
to TCS forthwith when [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION];

      (vi) that the Customer acknowledges that TCS has [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] to TCS's [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION];

      (vii) that the Customer will be responsible for [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] required to connect the Customer's Eligible Terminal at the remote site. Further that [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] associated with the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] shall be the responsibility of the Customer and that TCS shall not, at any time or in any way or in any manner whatsoever, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION]. Such [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION], as mutually agreed to by both Parties, shall be [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] with TCS's requirements for said facilities;

     (viii) that the Customer will be responsible for [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] an Eligible Terminal at a remote site;


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

      (ix) to notify TCS that an Eligible Terminal is to be [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] from service no later than [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] before the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] using the method provided by TCS for this purpose;

      (x) that the Customer will be [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] for any [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] conducted at the Customer's Eligible Terminals during the time they were connected to TCS's Switch;

      (xi) that the Customer [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] that TCS shall have [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] to provide Credit Card Services to the Eligible Terminal site, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] the Customer or its agents maintain an agreement to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] at the said Eligible Terminal site.

The Customer shall be in breach of this clause 3.1 (xi) if, without prior written approval from TCS:

      o the Customer [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] the Eligible Terminal at the site with [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION];

      o the Eligible Terminal is [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] send credit card processing transactions to [CONFIDENTIAL PORTION DELETED AND FILED


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            SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] for the
            purposes of providing the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION];

      o the Customer [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] at the Eligible Terminal site for the purpose of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION].

For each and every breach occurring under this Section 3.1 (xi), the Customer agrees [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] TCS a [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION]. Further that the Customer agrees that TCS may [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] the Customer or its clients for transactions processed by TCS.


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

TCS (CANADA) LIMITED                SECURITY BANCORP INC.

Date: :                             Date: :
       ------------------                   ------------------

Signed:                             Signed:
       ------------------                   ------------------

Name:    Mike Kelso                 Name:       H. Schultz
       ------------------                   ------------------

Title:   Vice President             Title:      President
       ------------------                   ------------------


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

Schedule "A"
Certified Terminals for TCS's Credit Gateway Switch Network
--------------------------------------------------------------------------------

Schedule "A" of the Master Agreement is used for this agreement verbatim.

Eligible Terminals
Periodically TCS will [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] of Eligible Terminals and Terminal Applications with their [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] of Terminal operating software. Such [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] will contain the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION]. The Eligible Terminal [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] TCS as compliant with TCS's [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION]. In no way does this provide a [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] by TCS that the Eligible Terminal [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] or [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] in production. The Customer is [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] that the Eligible Terminal hardware and software meets their business needs


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

Schedule "B"
TCS Network [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION]

[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION]

Group A

[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION]

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[CONFIDENTIAL PORTION DELETED AND     [CONFIDENTIAL PORTION DELETED AND
FILED SEPARATELY WITH THE SECURITIES  FILED SEPARATELY WITH THE
& EXCHANGE COMMISSION]                SECURITIES & EXCHANGE COMMISSION]
---------------------------------------------------------------------------
---------------------------------------------------------------------------
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Group B

For Group B [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION]

[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION]


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

Schedule "F" Daily Reports available to the Customer

[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION]


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

Schedule "H" POSHweb Internet Service

Services Provided
POSHweb Internet Service provides the client with [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION].
POSHweb will allow the user to:

[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION]

Fee schedule
[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION]


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